UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 7.01	Regulation FD Disclosure.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 2.1
Agreement and Plan of Merger by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings L.P., Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc. and Brookfield DTLA Fund Properties LLC dated as of April 24, 2013

Exhibit 10.1	Guarantee entered into as of April 24, 2013 by and between Brookfield Office Properties Inc. and MPG Office Trust, Inc.
Exhibit 99.1	Press release dated April 25, 2013

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On April 24, 2013, MPG Office Trust, Inc., a Maryland corporation (the “Company”), MPG Office, L.P., a Maryland limited partnership (the “Partnership”), Brookfield DTLA Holdings L.P., a Delaware limited partnership (“Parent”), Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (“Sub REIT”), Brookfield DTLA Fund Office Trust Inc., a Maryland corporation (“REIT Merger Sub”), and Brookfield DTLA Fund Properties LLC, a Maryland limited liability company (“Partnership Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a merger of the Company with and into REIT Merger Sub (the “REIT Merger”), with REIT Merger Sub surviving the REIT Merger (the “Surviving Entity”), and a merger of Partnership Merger Sub with and into the Partnership (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”), with the Partnership surviving the Partnership Merger (the “Surviving Partnership”). Parent will have the option, in its sole discretion and without requiring further consent, to request that the Company agree to change the direction of the REIT Merger so that the Company is the Surviving Entity. In connection with the Mergers, Parent (or a subsidiary of Parent) will, promptly following the date of the Merger Agreement, commence a tender offer (the “Tender Offer”) to purchase, subject to the offer conditions, all of the Company Preferred Shares at a price per share equal to $25 (the “Offer Price”), payable net to the seller in cash, without interest.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Shares”) will be automatically converted into, and canceled in exchange for, the right to receive an amount in cash to be paid by Parent equal to $3.15 without interest (the “Company Common Share Merger Consideration”). At the Effective Time, each share of 7.625% Series A Cumulative Redeemable Preferred Stock (“Company Preferred Shares”) of the Company issued and outstanding shall be converted into, and canceled in exchange for, one share of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Sub REIT with the rights, terms and conditions set forth in organizational documents of the Sub REIT (which provide for rights, terms and conditions substantially identical to those applicable to the Company Preferred Shares under the Company organizational documents); provided that if more than 66.6% of the Company Preferred Shares outstanding on the date of the Merger Agreement are tendered in the Tender Offer (as defined in the Merger Agreement), then Parent will have the right to convert at the Effective Time all remaining (i.e. not being tendered) Company Preferred Shares into cash in an amount per Company Preferred Share equal to the Offer Price, payable to the seller in cash, without interest, but only if such conversion complies with applicable law and the Company’s charter in all respects at the time of conversion. Immediately prior to the Effective Time, each option to purchase Company Common Shares (collectively, “Company Stock Options”) granted under a Company plan providing for equity compensation to any employee, consultant or director or a stand-alone award agreement, whether or not then exercisable and regardless of the exercise price thereof, will be canceled in exchange for the right to receive a single lump sum cash payment, without interest, calculated pursuant to the terms of the Merger Agreement (the “Option Merger Consideration”). If the exercise price per share of any such Company Stock Option is equal to or greater than the Company Common Share Merger Consideration, such Company Stock Option will be canceled without any payment. Immediately prior to the Effective Time, each issued and outstanding restricted share will cease to be subject to any forfeiture or vesting conditions and each such share shall be automatically converted into, and canceled in exchange for, the right to receive the Company Common Share Merger Consideration in accordance with the terms and conditions of the conversion of the Company Common Shares described above. Immediately prior to the Effective Time, each issued and outstanding restricted stock unit, including the right to receive Company Common Shares or cash that are, pursuant to the terms of the applicable restricted stock unit agreements, distributable with respect to such outstanding restricted stock unit upon or by reference to a change in control shall be canceled in exchange for the right to receive a single lump sum cash payment, without interest, calculated pursuant to the terms of the Merger Agreement.

As a result of the Partnership Merger, each limited partner common unit (other than such units held by the Company or any subsidiary, or acquired pursuant to any investment by an affiliate or Merger Sub in the Partnership or via partnership redemptions) will be automatically converted into, and canceled in exchange for, the right to receive an amount equal to the Company Common Share Merger Consideration, without interest. Each limited partner common unit held by any subsidiary and each general partner common unit will automatically be converted into, and canceled in exchange for, one Series B Partnership General Partner Unit in the Surviving Partnership. Each limited partner common unit acquired pursuant to any investment by an affiliate or Merger Sub in the Partnership or via Partnership redemptions will remain outstanding as one Limited Partner Common Unit of the Surviving Partnership. Each General Partner Preferred Unit will remain outstanding as one General Partner Preferred Unit of the Surviving Partnership. No payment will be made for any limited liability company interest in the Partnership Merger Sub and each such interest will automatically be canceled, retired and cease to exist.

The completion of the Company Merger is subject to customary conditions, including, among others: (i) Company stockholder approval in accordance with Maryland General Corporation Law and the Company’s charter; (ii) no Material Adverse Effect (as defined in the Merger Agreement); and (iii) the obtaining of certain lender consents.

At the Effective Time, the board of directors of the REIT Merger Sub immediately prior to the Effective Time will, together with the two directors of the Company who were elected by the holders of the Company Preferred Shares prior to the Closing solely in the event that all of the Company Preferred Shares are not purchased in the Tender Offer or canceled, be the directors of the Surviving Entity. The officers of the REIT Merger Sub immediately prior to Effective Time will be the initial officers of the Surviving Entity. The directors of the Sub REIT immediately prior to the Effective Time will, together with the two directors of the Company who were elected by the holders of the Company Preferred Shares prior to the closing solely in the event that all of the Company Preferred Shares are not purchased in the Tender Offer or canceled, be the directors of the Sub REIT after closing. The officers of the Sub REIT immediately prior to the Effective Time will be the initial officers of the Sub REIT after closing.

The certificate of limited partnership of the Partnership as in effect immediately prior to the Partnership Merger Effective Time will be the certificate of limited partnership of the Surviving Partnership. The limited partnership agreement of the Partnership, as in effect immediately prior to the Partnership Merger Effective Time, will be the limited partnership agreement of the Surviving Partnership.

The Company, the Partnership, Parent, Sub REIT, REIT Merger Sub and Partnership Merger Sub have made certain customary representations, warranties and covenants in the Merger Agreement. The Company and each subsidiary, including the Partnership, is required, among other things, subject to certain exceptions, to conduct its business in all material respects in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the earlier to occur of the Effective Time and the termination of the Merger Agreement. The Company has agreed not to directly or indirectly solicit, initiate, or knowingly encourage or knowingly facilitate any alternative acquisition proposals, and, subject to certain exceptions, not to participate or engage in any negotiations or discussions concerning, or provide confidential information in connection with, any alternative acquisition proposal. Each party has agreed to use, subject to certain exceptions, its commercially reasonable efforts to cause the Mergers and the other contemplated transactions to be consummated. In addition, subject to certain exceptions, the Merger Agreement requires the Company to duly call, give notice of, convene and hold a meeting of its stockholders to approve the transactions contemplated by the Merger Agreement. Subject to certain exceptions, neither the Company’s board of directors, nor any committee thereof, may withhold, withdraw, qualify or modify, or publicly propose to do any of the foregoing in a manner adverse to Parent, nor, subject to further exceptions, approve, adopt or recommend or propose publicly to approve, adopt or recommend any alternative acquisition proposal. The Sub REIT has agreed to prepare and file with the SEC a registration statement on Form S-4 relating to its preferred stock that may be issued to holders of the Company’s preferred stock who do not tender into the tender offer if it determines that such filing is required under applicable law or if the Company reasonably requests in writing that such a registration statement is prepared and filed.

The Merger Agreement contains certain termination rights for both the Company and Parent, including, among other bases for termination and subject to certain exceptions, if (i) the Mergers have not been consummated on or before August 15, 2013 (subject to the Company’s right to an extension until September 16, 2013 and Parent’s right to extension until August 30, 2013, in each case if all the conditions to the closing, other than certain specified conditions, have been satisfied or waived prior to August 15, 2013), (ii) the requisite approval of the Company stockholders is not obtained at the Company stockholder meeting, or (iii) any court of competent jurisdiction or other governmental authority with jurisdiction over such matters issues a final and unappealable order permanently restraining, enjoining or otherwise prohibiting the Mergers. The Merger Agreement grants the Parent a termination right if, prior to the Company stockholder approval, the Company’s board of directors, or a duly authorized committee thereof, makes an Adverse Recommendation Change (as defined in the Merger Agreement). The Merger Agreement grants the Company a termination right, subject to certain exceptions, if the Company has received a Superior Proposal (as defined in the Merger Agreement), and the Company’s board of directors, or duly authorized committee thereof, has determined in good faith that the failure to accept such Superior Proposal is reasonably likely to be inconsistent with the members of the board of directors’ or committee’s legal duties. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay to Parent a termination fee of $17.0 million and/or reimburse the Parent’s third-party transaction expenses up to an amount equal to $6.0 million. The Company is also required to pay Parent a no vote termination fee of $4.0 million and the expense reimbursement if either Parent or the Company exercises its termination right because the Company stockholder approval is not obtained at the Company stockholder meeting. The termination fee may be reduced by the amount of any no vote termination fee paid to Parent in certain circumstances.

The Company’s board of directors has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement but has determined not to take any position with respect to the terms and conditions of the Tender Offer, the conditions to the Tender Offer or the Offer Price. The Company, as sole general partner of the Partnership and as owner of a majority of the Partnership common units has approved the execution and delivery of the Merger Agreement, the Partnership Merger and the other transactions contemplated by the Merger Agreement.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about any party to the Merger Agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the parties to the Merger Agreement at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Guarantee

In connection with the entering into the Merger Agreement, Brookfield Office Properties Inc., an Ontario corporation (“Brookfield”) has delivered to the Company a guarantee with respect to Parent’s obligations under the Merger Agreement, including the full performance and payment of all of the payment and/or monetary obligations and liabilities arising under or in connection with the Merger Agreement and the transactions contemplated thereby. The Guarantee is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 25, 2013, the Company issued a press release announcing the execution of the Merger Agreement pursuant to which an indirect wholly-owned subsidiary of Parent will acquire the Company.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Additional Information about the Proposed Transaction and Where to Find It

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company expects to file a proxy statement with the SEC. The Company also plans to file other relevant documents with the SEC regarding the proposed merger transaction. Separately, one of Brookfield’s subsidiaries will file tender offer materials with the SEC and the Company will file a Solicitation/Recommendation Statement with respect to the tender offer. In addition, an affiliate of Brookfield may file a registration statement with the SEC relating to preferred stock of such affiliate that may be issued to holders of the Company’s preferred stock who do not tender into the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as well as any related registration statement, will contain important information, which should be read carefully before any decision is made with respect to the tender offer. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE TENDER OFFER DOCUMENTS, THE SOLICITATION/RECOMMENDATION STATEMENT, ANY RELATED REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available), the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement, any related registration statement and other relevant documents filed by the Company with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at http:// www.mpgoffice.com or by directing a written request to MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, Attention: Peggy Moretti. Once filed with the SEC, copies of the tender offer materials and the Solicitation/Recommendation Statement, as well as any related registration statement, may also be obtained for free by contacting the Information Agent for the tender offer which will be named in the tender offer materials.

Participants in the Merger Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward Looking Statements

In addition to historical information, this Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act and Section 21E of the Exchange Act). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.

Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company. All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to rent and occupancy growth, general conditions in the geographic areas where the Company operates and the availability of capital, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) maintenance of real estate investment trust status, (v) availability of financing and capital, (vi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (vii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not undertake any duty to update and revise statements contained in these materials based on new information or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1*†
Agreement and Plan of Merger by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings L.P., Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc. and Brookfield DTLA Fund Properties LLC dated as of April 24, 2013

10.1*	Guarantee entered into as of April 24, 2013 by and between Brookfield Office Properties Inc. and MPG Office Trust, Inc.
99.1**	Press release dated April 25, 2013
_________

*	Filed herewith.

†	Pursuant to Regulation S-K 601(b)(2), we have not filed schedules related to this agreement. Copies of such schedules will be furnished supplementally to the SEC upon request.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of April 25, 2013